UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 13, 2005

Avid Technology, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-21174	04-2977748
(State or Other Juris- diction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

Avid Technology Park One Park West Tewksbury, MA		01876
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (978) 640-6789

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On June 13, 2005, Avid Technology, Inc. issued a press release regarding its pre-merger notification and report form filed with the Federal Trade Commission and the Antitrust Division of the U.S. Department of Justice pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976.  The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits

(c)	Exhibits

	99.1	Press Release issued by the company on June 13, 2005.

IMPORTANT ADDITIONAL INFORMATION

On June 10, 2005, Avid filed with the SEC an amendment to its Registration Statement on Form S-4 (Registration No. 333-124475), containing a preliminary Joint Proxy Statement/Prospectus.  Avid and Pinnacle plan to file with the SEC and mail to their respective stockholders a definitive Joint Proxy Statement/Prospectus in connection with the proposed transaction. The Registration Statement and the definitive Joint Proxy Statement/Prospectus will contain important information about Avid, Pinnacle, the transaction and related matters.  Investors and security holders are urged to read the Registration Statement and the definitive Joint Proxy Statement/Prospectus carefully when they are available.

Investors and security holders will be able to obtain free copies of the Registration Statement and the definitive Joint Proxy Statement/Prospectus (when available) and other documents filed with the SEC by Avid and Pinnacle through the website maintained by the SEC at www.sec.gov.

In addition, investors and security holders will be able to obtain free copies of the Registration Statement and the definitive Joint Proxy Statement/Prospectus (when available) and other documents filed with the SEC from Avid by contacting Dean Ridlon, Investor Relations Director for Avid, at telephone number 978.640.5309, or from Pinnacle by contacting Deborah B. Demer of Demer IR Counsel, Inc. at telephone number 925.938.2678, extension 224.

Avid and Pinnacle, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies.  Information regarding Avid’s directors and executive officers is contained in Avid’s Form 10-K for the year ended December 31, 2004, as amended, which is filed with the SEC and available free of charge as indicated above. Information regarding Pinnacle’s directors and executive officers is contained in Pinnacle’s Form 10-K for the year ended June 30, 2004 and its proxy statement dated September 30, 2004, which are filed with the SEC and available free of charge as indicated above.  The interests of Pinnacle’s directors and executive officers in the solicitations include severance payments, retention payments, acceleration of options and other potential benefits for certain executive officers and directors of Pinnacle that may be paid under pre-existing agreements, programs and stock option plans.  The interests of Avid and Pinnacle’s directors and executive officer with respect to the proposed merger will be more specifically set forth in the Registration Statement and the definitive Joint Proxy Statement/Prospectus filed with the SEC, which will be available free of charge as indicated above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Avid Technology, Inc.

Date: June 13, 2005	By:	/s/ Paul J. Milbury

Paul J. Milbury

Chief Financial Officer

(Principal Financial Officer)